UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2011
Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

One Technology Way, Norwood, MA	02062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 13, 2011, the Compensation Committee of the Board of Directors of Analog Devices, Inc. (the “Company”) approved the terms of the 2012 Executive Performance Incentive Plan (the “Executive Performance Incentive Plan”). All executive officers and other senior management selected by the Chief Executive Officer are eligible to participate in the Executive Performance Incentive Plan. The foregoing description of the Executive Performance Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the 2012 Executive Performance Incentive Plan filed as Exhibit 10.1 of this Report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	2012 Executive Performance Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.
Date: September 16, 2011	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2012 Executive Performance Incentive Plan